Investor Presentation Cactus, Inc. (NYSE: WHD) May 2024 Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA and Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, are provided in the Appendix included in this presentation. This presentation includes certain guidance for the non-GAAP financial measures Adjusted EBITDA margin for Pressure Control and Adjusted EBITDA margin for Spoolable Technologies, and Corporate and Other Adjusted EBITDA. We are unable to reconcile these measures to their nearest GAAP measure without unreasonable efforts because we are unable to predict with reasonable certainty the actual impact of items included in the most directly comparable GAAP financial measure. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. On February 28, 2023, Cactus, through one of its subsidiaries, completed its previously announced merger of the FlexSteel business (the “Merger”) through a merger with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a newly formed wholly-owned subsidiary of Cactus Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the Merger and was converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”). Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus and its consolidated subsidiaries prior to the Merger and does not include results and other information associated with HighRidge and the FlexSteel business. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, expected revenue, Adjusted EBITDA and Adjusted EBITDA margin, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files from time to time with the Securities and Exchange Commission. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Important Disclosures

3 ◼ Mr. Bender has served as Chairman and CEO since August 2023 and previously served as President and CEO since co- founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender Chairman & CEO Joel Bender President ◼ Mr. Bender has served as Director and President since August 2023 and previously served as Senior Vice President, COO and Director since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Chief Operating Officer ◼ Mr. Bender has served as COO since August 2023 and previously served as Vice President of Operations of Cactus LLC since 2011, managing all U.S. service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Executive Vice President, CEO of Spoolable Technologies & Treasurer ◼ Mr. Tadlock joined Cactus in June 2017 and has served as CEO of the Spoolable Technologies Segment since October 2023. Mr. Tadlock previously served as Chief Financial Officer from March 2019 through October 2023. He has worked with Cactus LLC since its founding in 2011 as a Board Observer. ◼ Mr. Tadlock previously served as a Director and Chairman of Polyflow Holdings, LLC until his resignation in 2018. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. William Marsh Executive Vice President & General Counsel ◼ Mr. Marsh has served as General Counsel since May 2022. ◼ Mr. Marsh previously had been of counsel with the law firm of Bracewell LLP from 2021 to 2022. ◼ Mr. Marsh previously was with the Baker Hughes Company, most recently serving as Chief Legal Officer from 2013 to 2021. ◼ Mr. Marsh obtained a Bachelor of Science in Accounting in 1985 and a Juris Doctor in 1989 from Brigham Young University. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Equipment Solutions Provider for Onshore Markets Strong Margins and Free Cash Flow Generation Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Products & Operations Overview Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling, completion and production efficiencies while enhancing safety 33.4% Margin 37.1% Margin Wellhead systems Production trees Spoolable pipe Frac Stacks Completion Equip. Fittings Cactus Provides Service, Installation & Maintenance for its Equipment

6 36% 35% 27% 33% 36% 35% $757 $700 $340 $396 $628 $349 $439 $688 $1,097 $1,096 2019 2020 2021 2022 2023 Q1 2024 Ann. Revenue(1) ($ in millions) Historical Financial Overview Source: Company filings. Note: Historical financial data prior to March 2023 shown not inclusive of FlexSteel, which was acquired on Feb 28, 2023. 1) Q1 2024 Ann. represents first quarter 2024 results annualized. 2023 revenue includes Spoolable Technologies revenue from the close of the FlexSteel acquisition on February 28, 2023. 2) 2023 Adj. EBITDA includes Spoolable Technologies results from the close of the FlexSteel acquisition on February 28, 2023. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 3) Net Capital Expenditures equals net cash flows from investing activities excluding cash outflow for the acquisition of FlexSteel. Adjusted EBITDA(2) – Net Capital Expenditures(3) as % of Revenue 33.4% Margin 37.1% Margin Adjusted EBITDA(1,2) ($ in millions) Adj. EBITDA(2) as % of Revenue $229 $121 $120 $228 $398 $381 2019 2020 2021 2022 2023 Q1 2024 Ann. Pressure Control 64% Spoolable Technologies 36% Q1’24 Ann.(1) Rev. by Segment ◼ Bakken ◼ Eagle Ford ◼ Permian ◼ SCOOP/STACK Selected Active Basins ◼ DJ / Powder River ◼ Marcellus / Utica ◼ Haynesville ◼ Cooper, Australia 28% 30% 25% 29% 33% 32% 2019 2020 2021 2022 2023 Q1 2024 Ann. 10 Months of Spoolable Technologies 10 months of Spoolable Technologies

7 36% 21% 17% 12% 11% 11% 10% Peer C Peer A Peer E Peer D Peer B Peer F 34% 24% 20% 18% 13% 13% 12% Peer A Peer B Peer C Peer D Peer E Peer F Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2023) (1)(2) Note: Historical Cactus data prior to February 28, 2023 not inclusive of FlexSteel. Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. 2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2023 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

8 SafeDrill® Advantages Technologically Advanced Pad Drilling Wellhead Systems Eliminates time consuming BOP manipulation No waiting on cement after running casing strings - Mandrel hangers and pack offs run and set through BOPs Fewer trips into confined space (cellar) - No BOP manipulation after intermediate casing has been installed No “hot work” required to cut casing with torch Safety Time Savings Conventional Wellhead Cactus SafeDrill®

9 Technologically Advanced Spoolable Pipe Systems Lower maintenance cost for operators Lower cost to install Reduces operating field failures / reinstallations Reduces need for special handling or bedding tools Captures permeated gases Higher flowrates Reliable in extreme conditions Durable and corrosion- resistant Faster installation times Withstands cyclic loading Lowest bend radius of any spoolable pipe Pre-leak detection Large diameter High pressure & temperature ratings Features Operator Savings Conventional Steel Line Pipe FlexSteel Spoolable Pipe FlexSteel Advantages

10 Spoolable Pipe Applications Across the Industry Value Chain Tank Battery Wellhead & Tree Midstream Sales Meter Refining / End Use Production Line Pipe Gathering Line Pipe Midstream / Takeaway Line Pipe Customer Diameter Typical Service E&P Small/Medium Multiphase production E&P Larger Oil / Gas / Water / CO2 Midstream Largest Oil / Gas / CO2 Consumable Sale Spoolable Pipe Associated Service Fittings Installation Maintenance

11 Differentiated Offerings Enable Customers to Meet ESG-Related Goals ◼ Equipment takes less time to install versus legacy offerings ◼ Enables customers to drill, complete and bring wells online faster ◼ Fewer people and less equipment on location ◼ Reduces carbon intensity per well ◼ Equipment enhances employee safety ◼ Automation of human- performed connections ◼ Routine tasks can be performed remotely ◼ Longer spooled length minimizes connections and fabrication required on-site ◼ Switching from diesel to solar powered generation in certain instances ◼ Spoolable pipe design enables capture and management of permeated gases ◼ Spoolable pipe design characteristics are well suited for CO2 transportation Faster Safer Cleaner

12 ◼ Headquarters located in Houston, TX ◼ U.S. manufacturing facilities located in Bossier City, LA and Baytown, TX ◼ Significant overlap in Cactus and FlexSteel service centers & yards ◼ Service centers support field operations and provide repair services ◼ Located in all key producing basins ◼ Flexible cost structure at Bossier City, Baytown and branches Operational Footprint North American Operating Footprint U.S. Manufacturing Facilities: • Bossier City, Louisiana • Baytown, Texas Headquarters Manufacturing Service Centers / Yards Cactus locations FlexSteel locations

13 Global Operations ◼ Manufacturing facilities located in the U.S.A and China ◼ Established legacy business in Australia ◼ Cactus started to provide rental equipment in the Middle East in late 2021 ◼ Approved as vendor in key Middle East markets ◼ First wellhead/production tree sales in Middle East, Europe, Latin America and Africa in 2022 & 2023 ◼ FlexSteel products have been sold into over 20 countries since introduction Global Operating Footprint Established Wellhead & Spoolable Market Emerging Wellhead & Spoolable Markets Manufacturing Established Wellhead & Emerging Spoolable Market

14 Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing ◼ 5-axis computer numerically controlled machines ◼ “Just-in-time” capabilities for fast delivery time & parachute orders ◼ Expanded in 2018 and 2022 ◼ Less time-sensitive, high-volume wellhead equipment ◼ Wholly foreign owned enterprise (WFOE) ◼ Low cost of operation with low sensitivity to utilization ◼ Additional international sourcing underway A Dynamic Manufacturing Advantage; Responsive, Scalable and Low Cost Scalable and Low Fixed Cost Manufacturing Footprint Commissioning Additional Low-Cost Facility in 2024 ◼ Produces 100% of FlexSteel equipment ◼ Only manufacturer to hydro-test all pipe before leaving its facility ◼ Third production line added in 2019 ◼ API and ISO certified Baytown Facility

15 Current ◼ Management is well incentivized as it owns approximately 17% of the business ◼ Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ◼ Management team has built the foundation of this company over more than four decades ◼ Track record of building and successfully monetizing similar businesses ◼ Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships 2020 Cactus, Inc. acquires FlexSteel (2023) Cactus, Inc. announces inaugural share repurchase program (2023)

16 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available annual data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Cactus data based on historical actuals and not pro forma for the FlexSteel acquisition. FlexSteel results included past the close of the acquisition on February 28, 2023. 1) 2023 Cactus ROCE calculation utilizes two months of year-end 2022 capitalization and ten months of year-end 2023 capitalization to reflect the acquisition of FlexSteel on February 28, 2023. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects average of 2017, 2018, 2019, 2020, 2021, 2022 and 2023. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020, 2021, 2022 and 2023. 2023 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2023) (%) (1) Returns & Margins Have Outperformed Peers

17 171% (39%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 5/7/2024. Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 4 of 6 years since IPO Execution Has Driven Equity Outperformance 0%

18 $0 $10 $20 $30 $40 2018 2019 2020 2021 2022 2023 Cactus’ Dividends & Associated Distributions to Members Paid Since 2018 ($ in millions) Source: Company filings and annual reports. 1) Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public and Announced its Inaugural Share Repurchase Program in June 2023 Steadily Increasing Return of Capital Profile (1) Announced inaugural share repurchase program in June 2023 and 9% quarterly dividend increase in August 2023

19 Growth in Core Production Products ◼ Market transition from traditional stick steel line pipe to spoolable products still in early stages ◼ Increase customer penetration for larger diameter gathering-focused products ◼ Expand customer penetration for under pad applications that connect to the wellhead ◼ Introduction of an additional market leading technology to Cactus’ customer base Expansion in the Midstream Segment ◼ Larger diameter capabilities required by relatively untapped customer base ◼ Customer count has significantly increased since 2020 ◼ Secured orders in 2024 from a major new midstream customer with a strong outlook for larger awards Carbon Capture & Underground Storage (“CCUS”) ◼ Executed on first CCUS project for large independent operator in 2022 ◼ Actively engaged in multiple CCUS opportunities as market grows International ◼ International market penetration in relatively early stages Non-Oil and Gas ◼ Recently received several inquiries from international non- oil and gas end markets ◼ Planned hydrogen transmission testing with a customer Multiple Avenues of Growth for Spoolable Technologies

20 ◼ Q1 2024 cash of approximately $194 million ◼ Approximately $217 million availability on revolving credit facility as of March 31, 2024 ◼ Full year 2024 net capital expenditure guidance of $45 to $55 million ◼ 2024 capital expenditure guidance driven by: ◼ ~$20 million for international growth and supply chain diversification initiatives ◼ Spending to increase efficiency at Baytown facility Adjusted EBITDA – Net Capital Expenditures ($ in millions)(1)(2) Proven track record of cash flow generation Net Capital Expenditures(2) ($ in millions) Balance Sheet & Capital Summary Source: Company filings. 1) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of Cactus EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Historical data prior to 2023 not pro forma for the FlexSteel acquisition. Net Capital Expenditures equals net cash flows from investing activities excluding the cash outflow for the FlexSteel acquisition. Strong Balance Sheet & Low Capital Intensity $144 $173 $103 $109 $202 $359 2018 2019 2020 2021 2022 2023 $68 $56 $18 $12 $26 $39 2018 2019 2020 2021 2022 2023

21 ◼ Affirming prior guide provided on the first quarter conference call in May 2024 ◼ Pressure Control Q2 2024 ◼ Revenue expected to be relatively flat versus Q1 2024 ◼ Expected Adjusted EBITDA margin of 33% – 35% ◼ Spoolable Technologies Q2 2024 ◼ Revenue expected to be slightly up versus Q1 2024 ◼ Expected Adjusted EBITDA margin of 36 – 38% ◼ Expected Corporate and Other Adjusted EBITDA loss of approximately $4 million Second Quarter Outlook Outlook

22 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance ◼ Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities that will further reduce our and our industry’s impact on the environment. ◼ Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity. ◼ Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ◼ Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances ◼ In March 2024, introduced proposals to declassify the Board and remove the supermajority voting requirements Source: Company filings. ◼ All manufacturing facilities API and ISO certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Cactus Is Committed to ESG Base Salary 16% STI Target 16% LTI 68% 84% at risk 2023 CEO Target Pay Mix

Appendix

24 Public 83% Management, Board & Select Employees 17% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1) As of May 9, 2024. Excludes effect of dilutive securities. 2) As of May 7, 2024. Market capitalization utilizes total shares outstanding. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions. 3) As of March 31, 2024. Net cash amount includes capital leases. 4) As of May 9, 2024. 5) Cactus Inc.’s ownership of Cactus Companies, LLC is inclusive of its 100% ownership in Cactus Acquisitions LLC. CC Unit Holders Public Investors Cactus, Inc.(5) (NYSE: WHD) Cactus Companies, LLC Operating Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) ~66mm Class B Shares Outstanding(1) ~14mm Total Shares Outstanding(1) ~80mm Market Capitalization(2) ~$4.1bn Net Cash(3) ~$178mm Quarterly Dividend Per Share(2) $0.12 Annual Dividend Yield(2) 0.9% Company Profile Organizational Structure(1) Class A Common Stock (83.3% voting power) Class B Common Stock (16.7% voting power) 13.2mm CC Units (16.7% economic rights) 66.5mm CC Units (83.3% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

25 Year Ended Three Months Ended ($ in thousands) December 31, March 31, 2023 2022 2021 2020 2019 2018 2017 2016 2015 2024 Net income (loss) $214,840 $145,122 $67,470 $59,215 $156,303 $150,281 $66,547 ($8,176) $21,224 $49,815 Interest expense (income), net 6,480 (3,714) 774 (701) (879) 3,595 20,767 20,233 21,837 (689) Income tax expense 47,536 31,430 7,675 10,970 32,020 19,520 1,549 809 784 13,424 EBIT 268,856 172,838 75,919 69,484 187,444 173,396 88,863 12,866 43,845 62,550 Depreciation and amortization 65,045 34,124 36,308 40,520 38,854 30,153 23,271 21,241 20,580 15,046 EBITDA $333,901 $206,962 $112,227 $110,004 $226,298 $203,549 $112,134 $34,107 $64,425 $77,596 Severance expenses - - - 1,864 - - - - - - Revaluation of tax receivable agreement liability (4,490) 1,910 (898) 555 (5,336) - - - - - Transaction related expenses 12,183 8,422 406 - 1,042 - - - - - (Gain) loss on debt extinguishment - - - - - 4,305 - (2,251) (1,640) - Remeasurement loss on earn-out liability 14,850 - - - - - - - - 13,304 Inventory step-up expense 23,516 - - - - - - - - - Stock-based compensation 18,105 10,631 8,620 8,599 6,995 4,704 - 361 359 4,432 Adjusted EBITDA $398,065 $227,925 $120,355 $121,022 $228,999 $212,558 $112,134 $32,217 $63,144 $95,332 Pressure Control Revenue $175,028 Spoolable Technologies Revenue 99,095 Total Revenue $1,096,960 $688,369 $438,589 $348,566 $628,414 $544,135 $341,191 $155,048 $221,395 $274,123 Net income (loss) margin 19.6% 21.1% 15.4% 17.0% 24.9% 27.6% 19.5% (5.3%) 9.6% 18.2% Adjusted EBITDA margin 36.3% 33.1% 27.4% 34.7% 36.4% 39.1% 32.9% 20.8% 28.5% 34.8% Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business. *For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

26 Alan Boyd Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Investor Relations Contact